Exhibit 99.1
2010 Second Quarter Investor Call August 3, 2010

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena, and acts of sabotage, wars or terrorist activities; economic conditions, including the current recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; the credit quality and/or inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor's relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of continued disruptions in US credit markets; financial restrictions under Oncor's revolving credit facility and indentures governing its debt instruments; Oncor's ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor's ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is located on Oncor's website, www.oncor.com, under the 'News' tab in the Investor Information section, and also filed with the SEC.

Second Quarter 2010 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Weather And Premise Growth Drove Q2 Residential Volumes Residential GWH Billed Q2 '09 Q2 '10 8048 8419 Large C&I Actual MW Demand (Avg) Q2 '09 Q2 '10 15196 15155 Residential Points of Delivery Large C&I Billed MW Demand (Avg) Q2 '09 Q2 '10 17242 16643 at 6/30/2009 at 6/30/2010 2661 2686 DRAFT 0.9% 0.3% 3.5% 4.6%

Residential And C&I Volumes Are Up Modestly vs. Last Year (Weather-Adjusted) Large C&I GWH, Weather adj YTD 6/30/2009 vs 6/30/2010 YTD 6/30/2009 YTD 6/30/2010 30051 30441 Residential GWH, Actual YTD 6/30/2009 vs 6/30/20101 YTD 6/30/2009 YTD 6/30/2010 17181 19680 Large C&I GWH, Actual YTD 6/30/2009 vs. 6/30/2010 Residential GWH, Weather adj YTD 6/30/2009 vs 6/30/20101 YTD 6/30/2009 YTD 6/30/2010 17699 17785 YTD 6/30/2009 YTD 6/30/2010 30027 30835 1 - 2010 volumes increased to adjust for greater number of billing days in 2009 14.5% 1.3% 0.5% 2.7%

Summary of Financial Results1 Adjusted Net Income Q2 '09 vs. Q2 '10; $ millions Q2 '09 Q2 '10 76 70 Adjusted Operating Revenues Q2 '09 vs. Q2 '10; $ millions Q2 '09 Q2 '10 616 665 Q2 '09 Q2 '10 301 339 Operating Cash Flow 2 Q2 '09 vs. Q2 '10; $ millions Q2 '09 Q2 '10 196 144 1 Excludes impacts from transition bond debt and fair value accounting adjustments associated with the October 2007 merger. 2 Cash provided by operating activities, as adjusted by footnote 1. 7.9% 26.5% 8.0% 12.6% EBITDA Q2 '09 vs. Q2 '10; $ millions

Credit Metrics Remain Strong1 1 Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger. TME 6/30/09 TME 6/30/10 EBITDA/Cash Interest 4.2x 4.6x Debt/EBITDA 4.0x 3.9x Credit Metrics 2009 Rate Order has a positive effect on EBITDA due to increase in cash revenue without corresponding increase in cash expense Small improvement in credit metrics TME 6/30/2009 TME 6/30/2010 1216 1350 11.0% EBITDA TME 6/30/2009 vs. 6/30/2010; $ millions

Oncor Maintains Ample Liquidity Revolver Capacity Borrowings Lehman Unfunded Commitment Effective Remaining Capacity Cash Total Available Liquidity 1052 930 930 2000 948 122 930 14 944 $2.0 billion Secured Revolving Credit Facility Balances at June 30, 2010; $ millions $2,000 $948 $122 $930 $14 $944 Rating Outlook Moody's Baa1 Stable Standard & Poor's BBB+ Stable Fitch Ratings BBB Stable Solid Credit Ratings at Oncor Steady cash flow stream supplemented by $2B credit facility Credit facility in place through 2013 No change in ratings in second quarter

Second Quarter 2010 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Second Quarter 2010 Operational Highlights Advanced Metering Initiative Review by Navigant confirms accuracy of meters and systems ~185K meters installed in second quarter and over 1.1M total meters installed at end of July 2010 Full deployment by 2012 CREZ 170 miles built and 13 major projects in service Remaining 3 CCNs to be filed in August and September $217M spent on CREZ through June 2010 Financial Commitment confirmed by PUCT allowing Subsequent CREZ project CCNs to proceed

Oncor Management Investment Ring-fenced Oncor's Ratings Held Stable Due To Strength Of Ring- Fencing

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total Debt less transition bonds of Oncor Electric Delivery Transition Bond Company LLC (BondCo). Total Debt (GAAP) Long-term debt (including current portion) plus bank loans and commercial paper. Adjusted Net Income (non-GAAP) Net income less effects of purchase accounting (including goodwill adjustments) and BondCo. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and provisions in lieu of income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total Debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q2 09 Q2 10 Net Income - Oncor 82 76 Less: Net Income - BondCo - - Less: Effects of fair value accounting (after-tax) (6) (6) Less: Write-off of Regulatory Assets (after-tax) - - Less: Adjustment of Goodwill Liability - - Adjusted Net Income, excluding BondCo 76 70 Table 1: Oncor Net Income Reconciliation Quarter Ended June 30, 2009 and 2010 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended June 30, 2009 and 2010 $ millions Q2 09 Q2 10 Operating Revenues - Oncor 653 702 Less: Operating Revenues - BondCo (37) (37) Operating Revenues, excluding BondCo 616 665

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended June 30, 2009 and 2010 $ millions Q2 09 Q2 10 Operating Cash Flow - Oncor 213 169 Less: Operating Cash Flow - BondCo (17) (25) Operating Cash Flow, excluding BondCo 196 144

Table 4: Oncor EBITDA Reconciliation Quarter Ended June 30, 2009 and 2010 $ millions Q2 09 Q2 10 Net Income - Oncor 82 76 Plus: Depreciation & Amortization - Oncor 132 164 Plus: Provision in lieu of Income Taxes - Oncor 48 47 Plus: Interest Expense - Oncor 87 86 Equals: EBITDA - Oncor, including BondCo 349 373 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (27) (27) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (11) (9) Effects of fair value accounting (10) (8) Regulatory Asset Amortization - 10 Adjustment of Goodwill Liability - - EBITDA, excluding BondCo 301 339

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended June 30, 2009 and 2010 $ millions 6/30/09 6/30/10 Net Income - Oncor (517) 335 Plus: Depreciation & Amortization - Oncor 509 630 Plus: Provision in lieu of Income Taxes - Oncor 207 184 Plus: Interest Expense - Oncor 338 345 Equals: EBITDA - Oncor, including BondCo 537 1,494 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (96) (115) Provision in lieu of Income Taxes - BondCo - - Interest Expense - BondCo (44) (40) Effects of Goodwill Valuation 860 - Effects of fair value accounting (pre-tax) (41) (36) Write off of Regulatory Assets (pre-tax) - 25 Regulatory Asset Amortization - 32 Adjustment of Goodwill Liability - (10) EBITDA, excluding BondCo 1,216 1,350

Table 6: Oncor Total Debt Reconciliation As of June 30, 2009 and 2010 $ millions 6/30/09 6/30/10 Short-term debt- Oncor 542 948 Long-term debt due currently - Oncor 105 110 Long-term debt, less due currently - Oncor 5,049 4,942 Total Debt - Oncor, including BondCo 5,696 6,000 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (105) (110) Long-term debt, less due currently - BondCo (722) (611) Fair value adjustment - BondCo 7 5 Total Debt, excluding BondCo 4,876 5,284

Table 7: Oncor Interest and Debt Coverages Twelve Months Ended June 30, 2009 and 2010 $ millions 6/30/09 6/30/10 Ref Source Interest expense and related charges - Oncor 338 345 Amortization of debt fair value discount - Oncor (3) (2) Amortization of debt discount - Oncor (6) (7) AFUDC - Oncor 6 - Cash interest expense - Oncor 335 336 Less: Interest expense - BondCo (44) (40) Cash interest expense, excluding BondCo 291 296 A EBITDA, excluding BondCo 1,216 1,350 B Table 5 Total Debt, excluding BondCo 4,876 5,284 C Table 6 EBITDA/Interest - ratio (B / A) 4.2x 4.6x Debt/EBITDA - ratio (C / B) 4.0x 3.9x